AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VL-R
                           INCOME ADVANTAGE SELECT(R)
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                   THE UNITED STATES LIFE INSURANCE COMPANY
                           IN THE CITY OF NEW YORK
                          SEPARATE ACCOUNT USL VL-R
                           INCOME ADVANTAGE SELECT(R)
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                      SUPPLEMENT DATED DECEMBER 4, 2013
                  TO POLICY PROSPECTUSES DATED MAY 1, 2013


     American General Life Insurance Company and The United States Life Insurance Company in the City of New York are amending their respective Income Advantage Select variable universal life insurance Policy prospectuses (the "Prospectuses"). The section titled "Rider charge" on page 49 of the Prospectuses is replaced in its entirety with the following:

     Rider charge - We will deduct a daily charge at a current annual effective rate of 1.25% of your accumulation value that is then invested in any of the variable investment options. We reserve the right to increase this charge to no more than 1.50%. We will charge you for the rider until the Policy or the rider terminates.